Exhibit 10.1

CONSENT, WAIVER AND AGREEMENT TO
MASTER NOTE AGREEMENT
THIS CONSENT, WAIVER AND AGREEMENT TO MASTER NOTE AGREEMENT (this"Consent and Waiver"), is made and entered into as of June 10, 2020 (the"Effective Date"), by and among FASTENAL COMPANY, a Minnesota corporation (the"Company"), FASTENAL COMPANY PURCHASING, a Minnesota corporation (“Fastenal Purchasing"), and FASTENAL IP COMPANY, a Minnesota corporation (“Fastenal IP"; and together with Fastenal Purchasing, the"Subsidiary Guarantors"), on the one hand, and Metropolitan Life Insurance Company (“MLIC"), MetLife Investment Management, LLC (“MIM"), NYL Investors LLC (“NYL"), PGIM, Inc. (“Prudential") and each holder of Notes (as defined in the Note Agreement defined below) that are signatories hereto (such holders, together with their successors and assigns, the"Noteholders"), on the other hand.
W I T N E S S E T H:
WHEREAS, the Company, MLIC, NYL, Prudential and the Purchasers (as defined in the Note Agreement defined below) are original parties to a certain Master Note Agreement, dated as of July 20, 2016, as amended by the Omnibus First Amendment to Master Note Agreement and Subsidiary Guaranty Agreement, dated as of November 30, 2018 (as may be further amended, restated, supplemented or otherwise modified from time to time, as amended the"Note Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Agreement), pursuant to which the Company previously issued and sold (a) $40,000,000 in aggregate principal amount of its 2.00% Series A Senior Notes Due July 20, 2021 (the"Series A Notes"), (b) $35,000,000 in aggregate principal amount of its 2.45% Series B Senior Notes Due July 20, 2022 (the"Series B Notes"), (c) $60,000,000 in aggregate principal amount of its 3.22% Series C Senior Notes Due March 1, 2024 (the"Series C Notes"), (d) $75,000,000 in aggregate principal amount of its 2.66% Series D Senior Notes Due May 15, 2025 (the"Series D Notes") and (e) $50,000,000 in aggregate principal amount of its 2.72% Series E Senior Notes Due May 15, 2027 (the"Series E Notes"; and together with the Series A Notes, the Series B Notes, the Series C Notes and the Series D Notes, the"Notes");
WHEREAS, the Notes are the only Notes currently outstanding under the Note Agreement and the Noteholders are the holders of 100% of the Notes;
WHEREAS, Section 2.1(a) of the Note Agreement prohibits any single Investor Group from acquiring Shelf Notes in excess of $200,000,000 as specified on Schedule B of the Note Agreement at any one time outstanding (the"Shelf Note IG Maximum Amount");
WHEREAS, MetLife Affiliates currently hold $135,000,000 in aggregate principal amount of Shelf Notes and the Company desires to make a Request for Purchase on the date hereof to MIM (as assignee of MLIC) that would result in MetLife Affiliates acquiring an additional $95,000,000 in aggregate principal amount of Shelf Notes and resulting in MetLife Affiliates holding Shelf Notes in excess of the Shelf Note IG Maximum Amount (such acquisition of Shelf Notes, the"MetLife Transaction");
WHEREAS, (i) the Company has requested that the Investor Group Representatives and the Noteholders (1) waive the Shelf Note IG Maximum Amount to permit the MetLife Transaction and (2) consent to the MetLife Transaction and (ii) MLIC has requested that each of the parties hereto consent to the substitution of MIM for MLIC as"MetLife" under the Note Agreement and the Subsidiary Guaranty and, subject to the terms and conditions hereof, (x) the Investor Group Representatives and the Noteholders are willing to waive the Shelf Note IG Maximum Amount and consent to the MetLife Transaction and (y) each of the parties hereto is willing to consent to the substitution of MIM for MLIC as"MetLife" under the Note Agreement and the Subsidiary Guaranty, in each case, in the respects but only in the respects set forth below; and
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the Company, the Subsidiary Guarantors, the Investor Group Representatives, MIM and the Noteholders agree as follows:
1.Waiver, Consent and Agreement.
(a)    As of the Effective Date, the Company, the Investor Group Representatives and the Noteholders waive the Shelf Note IG Maximum Amount for purposes of consummation the MetLife Transaction and consent to the consummation of the MetLife Transaction which is scheduled to occur on or about June 24, 2020.

1

Exhibit 10.1 (continued)
(b)    As of the Effective Date, the Company, the Subsidiary Guarantors, the Investor Group Representatives and the Noteholders agree that all references in the Note Agreement and the Subsidiary Guaranty to"Metropolitan Life Insurance Company" are hereby substituted with"MetLife Investment Management, LLC".
2.Assignment and Assumption.
(a)    MLIC as"MetLife" under the Note Agreement, hereby irrevocably and unconditionally assigns (the"Assignment") on and as of the Effective Date, all of its right, title and interest in and to the Note Agreement and benefits under the Subsidiary Guaranty to MIM.
(b)    MIM, for good and valuable consideration, the receipt of which is hereby acknowledged, hereby irrevocably and unconditionally assumes and agrees to be bound by, receive the benefit of and comply with on and as of the Effective Date, each of the covenants, terms and provisions of the Note Agreement and the Subsidiary Guaranty as"MetLife" and as completely as if MIM were the original"MetLife" thereunder and a party thereto (hereinafter referred to as the"Assumption").
(c)    Upon satisfaction of the conditions set forth in Section 3 hereof, the Company, the Subsidiary Guarantors, the Investor Group Representatives and the Noteholders, as evidenced by their execution and delivery of this Consent and Letter, hereby consent to the Assignment and the Assumption.
3.Conditions to Effectiveness of this Consent and Waiver. Notwithstanding any other provision of this Consent and Waiver and without affecting in any manner the rights of MLIC, NYL, Prudential or the Noteholders under the Note Agreement or under the Subsidiary Guaranty, it is understood and agreed that this Consent and Waiver shall be effective as of the Effective Date upon the receipt by MLIC, MIM, NYL, Prudential and the Noteholders of executed counterparts to this Consent and Waiver from the Company, the Subsidiary Guarantors, MLIC, MIM, NYL, Prudential and the Noteholders.
4.Representations and Warranties. To induce MLIC, MIM, NYL, Prudential and the Noteholders to enter into this Consent and Waiver, the Company hereby represents and warrant to MLIC, MIM, NYL, Prudential and the Noteholders that:
(a)    The Company and each Subsidiary Guarantor has the corporate or other legal entity power and authority to execute and deliver this Consent and Waiver and to perform the provisions of this Consent and Waiver, the Note Agreement, as amended hereby (the Note Agreement as so amended, the"Amended Note Agreement") (in the case of the Company) and the Subsidiary Guaranty, as amended hereby (the Subsidiary Guaranty as so amended, the"Amended Subsidiary Guaranty") (in the case of the Subsidiary Guarantors).
(b)    This Consent and Waiver has been duly authorized by all necessary corporate or other legal entity action on the part of the Company and the Subsidiary Guarantors, and this Consent and Waiver, and the Amended Note Agreement (in the case of the Company) and the Amended Subsidiary Guaranty (in the case of the Subsidiary Guarantors) constitute the legal, valid and binding obligations of the Company and the Subsidiary Guarantors, as applicable, and this Consent and Agreement and the Amended Subsidiary Guaranty enforceable against the Company and the Subsidiary Guarantors in accordance with their respective terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(c)    The execution and delivery of this Consent and Waiver and the performance by the Company of this Consent and Waiver and the Amended Note Agreement (in the case of the Company) and the Amended Subsidiary Guaranty (in the case of the Subsidiary Guarantors) do not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective Properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.
(d)    No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution or delivery by the Company or any Subsidiary Guarantor of this Consent and Waiver or the performance by the Company or the Amended Note Agreement or by the Subsidiary Guarantors of the Amended Subsidiary Guaranty.

2

Exhibit 10.1 (continued)
(e)    After giving effect to this Consent and Waiver, (1) except with respect to Schedule 5.4 and Schedule 5.15 to the Note Agreement, which are updated as set forth on Exhibit A attached hereto, the representations and warranties of the Company contained in the Note Agreement are true and correct as of the date hereof (unless expressly stated to relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date), and (2) no Default or Event of Default has occurred and is continuing as of the date hereof.
5.Reaffirmation. Each Subsidiary Guarantor hereby consents to the foregoing modifications to the Note Agreement and hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Subsidiary Guaranty, after giving effect to such modification. Each Subsidiary Guarantor hereby acknowledges, notwithstanding the foregoing modifications, that the Subsidiary Guaranty remains in full force and effect and is hereby ratified and confirmed. Without limiting the generality of the foregoing, each Subsidiary Guarantor agrees and confirms that the Subsidiary Guaranty continues to guaranty the Guaranteed Obligations (as defined in the Subsidiary Guaranty) arising under or in connection with the Amended Note Agreement or any of the Notes.
6.Effect of Modifications. Except as set forth expressly herein, all terms of the Amended Note Agreement and the Amended Subsidiary Guaranty shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company. The Company understands and agrees that the consent, waiver and agreements contained in Section 1 hereof pertain only to the MetLife Transaction and the Assignment and Assumption. The execution, delivery and effectiveness of this Consent and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Noteholders under the Note Agreement or the Subsidiary Guaranty, nor constitute a waiver of any provision of the Note Agreement or the Subsidiary Guaranty.
7.Governing Law. This Consent and Waiver shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York excluding choice-of-law principles of the laws of such State that would permit the application of the laws of a jurisdiction other than such State.
8.No Novation. This Consent and Waiver is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or the Subsidiary Guaranty or an accord and satisfaction in regard thereto.
9.Costs and Expenses. The Company agrees to pay on demand all costs and expenses of MLIC, MIM, NYL, Prudential and the Noteholders in connection with the preparation, execution and delivery of this Consent and Waiver, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Noteholders with respect thereto.
10.Counterparts. This Consent and Waiver may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Consent and Waiver by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.
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3

Exhibit 10.1 (continued)
IN WITNESS WHEREOF, the parties hereto have caused this Consent and Waiver to be duly executed by its respective authorized officers as of the day and year first above written.

COMPANY:
FASTENAL COMPANY

By: /s/ Holden Lewis__________________
    Name: Holden Lewis
Title: Executive Vice President and Chief Financial Officer

FASTENAL COMPANY PURCHASING
FASTENAL IP COMPANY

By: /s/ Sheryl A. Lisowski_____________
Name: Sheryl A. Lisowski
Title: Controller, Chief Accounting Officer and Treasurer

[Signature Page to Consent, Waiver and Agreement to Master Note Agreement]

Exhibit 10.1 (continued)
NYL INVESTORS LLC

By /s/ Sean Campbell__________________
Name: Sean Campbell
Title: Senior Director

NEW YORK LIFE INSURANCE COMPANY

By: /s/ Sean Campbell__________________
Name: Sean Campbell
Title: Corporate Vice President

Aggregate principal amount of Series B Notes owned:
$16,100,000

Aggregate principal amount of Series C Notes owned:
$14,100,000

Aggregate principal amount of Series E Notes owned:
$35,000,000

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:        NYL Investors LLC, its Investment Manager

By: /s/ Sean Campbell_________________
Name: Sean Campbell
Title: Senior Director

Aggregate principal amount of Series B Notes owned:
$12,300,000

Aggregate principal amount of Series C Notes owned:
$5,300,000

Aggregate principal amount of Series E Notes owned:
$11,100,000

[Signature Page to Consent, Waiver and Agreement to Master Note Agreement]

Exhibit 10.1 (continued)
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)
By:        NYL Investors LLC, its Investment Manager

By: /s/ Sean Campbell_________________
Name: Sean Campbell
Title: Senior Director

Aggregate principal amount of Series C Notes owned:
$300,000

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
By:        NYL Investors LLC, its Investment Manager

By: /s/ Sean Campbell_________________
Name: Sean Campbell
Title: Senior Director

Aggregate principal amount of Series B Notes owned:
$2,800,000

Aggregate principal amount of Series C Notes owned:
$300,000

Aggregate principal amount of Series E Notes owned:
$1,000,000

[Signature Page to Consent, Waiver and Agreement to Master Note Agreement]

Exhibit 10.1 (continued)
THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE
By:        New York Life Insurance Company, its attorney-in-fact

By: /s/ Sean Campbell_________________
Name: Sean Campbell
Title: Corporate Vice President

Aggregate principal amount of Series B Notes owned:
$3,800,000

Aggregate principal amount of Series E Notes owned:
$1,000,000

COMPSOURCE MUTUAL INSURANCE COMPANY

By:    NYL Investors, LLC, its Investment Manager

By: /s/ Sean Campbell_________________
Name: Sean Campbell
Title: Senior Director

Aggregate principal amount of Series E Notes owned:
$1,900,000

[Signature Page to Consent, Waiver and Agreement to Master Note Agreement]

Exhibit 10.1 (continued)
METLIFE INVESTMENT MANAGEMENT, LLC

By: /s/ John Willis_____________________
Name: John Willis
Title: Authorized Signatory

METROPOLITAN LIFE INSURANCE COMPANY, as "MetLife" prior to the Effective Date and as a Noteholder
By:        MetLife Investment Management, LLC, Its Investment Manager

Aggregate principal amount of Series A Notes owned:
$20,000,000

Aggregate principal amount of Series C Notes owned:
$5,000,000

Aggregate principal amount of Series D Notes owned:
$29,800,000

LINCOLN BENEFIT LIFE COMPANY
By:        MetLife Investment Management, LLC, Its Investment Manager

Aggregate principal amount of Series A Notes owned:
$20,000,000

BRIGHTHOUSE LIFE INSURANCE COMPANY
(F/K/A METLIFE INSURANCE COMPANY USA)
By:         MetLife Investment Management, LLC, Its Investment Manager

Aggregate principal amount of Series C Notes owned:
$10,000,000

Aggregate principal amount of Series D Notes owned:
$8,800,000

By: /s/ John Willis_____________________
Name: John Willis
Title: Authorized Signatory

[Signature Page to Consent, Waiver and Agreement to Master Note Agreement]

Exhibit 10.1 (continued)
METLIFE INSURANCE K.K.
By:         MetLife Investment Management, LLC, Its Investment Manager

Aggregate principal amount of Series C Notes owned:
$5,000,000

METROPOLITAN TOWER LIFE INSURANCE COMPANY
By:         MetLife Investment Management, LLC, Its Investment Manager

Aggregate principal amount of Series D Notes owned:
$10,000,000

SYMETRA LIFE INSURANCE COMPANY
By:         MetLife Investment Management, LLC, Its Investment Manager

Aggregate principal amount of Series D Notes owned:
$13,200,000

ZURICH AMERICAN INSURANCE COMPANY
By:         MetLife Investment Management, LLC, Its Investment Manager

Aggregate principal amount of Series D Notes owned:
$6,200,000

By: /s/ John Willis_____________________
Name: John Willis
Title: Authorized Signatory

[Signature Page to Consent, Waiver and Agreement to Master Note Agreement]

Exhibit 10.1 (continued)
PENSION AND SAVINGS COMMITTEE, ON BEHALF OF THE ZURICH AMERICAN INSURANCE COMPANY MASTER RETIREMENT TRUST
By:         MetLife Investment Management, LLC, Its Investment Manager

Aggregate principal amount of Series D Notes owned:
$2,600,000

ZURICH GLOBAL, LTD.
By:         MetLife Investment Management, LLC, Its Investment Manager

By: /s/ John Willis_____________________
Name: John Willis
Title: Authorized Signatory

Aggregate principal amount of Series D Notes owned:
$4,400,000

[Signature Page to Consent, Waiver and Agreement to Master Note Agreement]

Exhibit 10.1 (continued)
PGIM, INC.

By: /s/ Anna Sabiston
Name: Anna Sabiston
Title: Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Anna Sabiston
Name: Anna Sabiston
Title: Vice President

Aggregate principal amount of Series C Notes owned:
$1,400,000

PRUDENTIAL LEGACY INSURANCE COMPANY
OF NEW JERSEY

By:    PGIM, Inc. (as Investment Manager)

By: /s/ Anna Sabiston
Name: Anna Sabiston
Title: Vice President

Aggregate principal amount of Series C Notes owned:
$8,600,000

[Signature Page to Consent, Waiver and Agreement to Master Note Agreement]

Exhibit 10.1 (continued)
FARMERS NEW WORLD LIFE INSURANCE COMPANY
By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Anna Sabiston
Name: Anna Sabiston
Title: Vice President

Aggregate principal amount of Series C Notes owned:
$6,250,000

ZURICH AMERICAN LIFE INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Anna Sabiston
Name: Anna Sabiston
Title: Vice President

Aggregate principal amount of Series C Notes owned:
$3,750,000

[Signature Page to Consent, Waiver and Agreement to Master Note Agreement]

Exhibit 10.1 (continued)
Updated Schedules
[see attached]

Exhibit 10.1 (continued)
SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK;
OTHER AFFILIATES; DIRECTORS AND SENIOR OFFICERS
Subsidiaries and Ownership of Subsidiary Stock
Each of the Subsidiaries listed below is wholly owned, directly or indirectly, by Fastenal Company.

Geographic Location	Subsidiary Name	Jurisdiction of Incorporation
North America
United States	Fastenal International Holdings Company	Minnesota
	Fastenal Company Purchasing	Minnesota
	Fastenal Company Leasing	Minnesota
	Fastenal IP Company	Minnesota
	Fastenal Air Fleet, LLC	Minnesota
	River Surplus and Supply, LLC Fastenal Mexico, LLC Innova Supply Chain Solutions, LLC Innova Holdings, LLC	Minnesota Minnesota Minnesota Minnesota
Canada	Fastenal Canada, Ltd.	Canada
Mexico	Fastenal Mexico Services S. de R.L. de C.V.	Mexico
	Fastenal Mexico S. de R.L. de C.V.	Mexico
Central & South America
Panama	Fastenal Panama, S.A.	Panama
	Fastenal Latin America, S.A.	Panama
Brazil	Fastenal Brasil Importação, Exportação e Distribuição Ltda.	Brazil
	Fastenal Brasil Participacoes Ltda.	Brazil
Colombia	Fastenal Colombia S.A.S.	Colombia
Chile	Fastenal Chile SpA	Chile
Asia
China	Fastenal Asia Pacific Limited	Hong Kong
	FASTCO (Shanghai) Trading Co., Ltd.	Shanghai
	Fastenal (Shanghai) International Trading Co. Ltd.	Shanghai
	Fastenal (Tianjin) International Trading Co. Ltd.	Tianjin
	Fastenal (Shenzhen) International Trading Co. Ltd.	Shenzhen
India	Fastenal India Sourcing, IT, and Procurement Private Ltd.	India
	Fastenal India Wholesale Private Ltd.	India
Southeast
Singapore	Fastenal Singapore P.T.E. LTD.	Singapore
Malaysia	Fastenal Malaysia, Sdn Bhd	Malaysia
Thailand	Fastenal (Thailand) Ltd.	Thailand
Europe
Netherlands	Fastenal Europe, B.V.	The Netherlands
	Fastenal Netherlands Holdings B.V.	The Netherlands
Hungary	Fastenal Europe, Kft.	Hungary
United Kingdom	Fastenal Europe, Ltd.	United Kingdom
Germany	Fastenal Europe GmbH	Germany
Czech Republic	Fastenal Europe s.r.o.	Czech Republic
Italy	Fastenal Europe S.r.l.	Italy
Romania	Fastenal Europe RO SRL	Romania
Sweden	Fastenal Europe AB	Sweden
Poland Austria Switzerland Ireland Spain France Belgium	Fastenal Europe Sp. z o.o. Fastenal AT GmbH Fastenal Europe Sàrl Fastenal Europe IE Limited Fastenal Europe, S.L. Europe FR Sàrl Fastenal Europe BE BV	Poland Austria Switzerland Ireland Spain France Belgium

Schedule 5.4
(to Master Note Agreement)

Exhibit 10.1 (continued)
Directors and Senior Officers

Directors

Willard D. Oberton	Daniel L. Florness	Nicholas J. Lundquist
Michael J. Ancius	Rita J. Heise	Scott A. Satterlee
Michael J. Dolan	Daniel L. Johnson	Reyne K. Wisecup
Stephen L. Eastman
Senior Officers
Name	Title
Daniel L. Florness William J. Drazkowski	President and Chief Executive Officer Executive Vice President-Sales
Leland J. Hein	Senior Executive Vice President-Sales
James C. Jansen Holden Lewis	Executive Vice President-Manufacturing Chief Financial Officer and Executive Vice President
Sheryl A. Lisowski	Controller, Chief Accounting Officer and Treasurer
Charles S. Miller	Executive Vice President-Sales
Terry M. Owen	Senior Executive Vice President-Sales Operations
John L. Soderberg Jeffery M. Watts	Executive Vice President-Information Technology Executive Vice President-International Sales
Reyne K. Wisecup	Executive Vice President-Human Resources

S-5.4-2

Exhibit 10.1 (continued)
Existing Indebtedness

1.
Indebtedness of the Company and its Subsidiaries to various persons incurred in connection with Finance Leases and purchase money Indebtedness of the Company and its Subsidiaries. The aggregate principal amount of such Indebtedness outstanding as of

March 31, 2020 was approximately $3,000,000. Such Indebtedness is secured by the assets the acquisition of which was financed thereby (and the products and proceeds thereof).

2.
Indebtedness of the Company to Wells Fargo Bank, National Association, Branch Banking and Trust Company, Merchants Bank, N.A. and Bank of America, N.A. under the Bank Credit Agreement. As of May 31, 2020, the aggregate principal amount of all loans outstanding under the Bank Credit Agreement was approximately $360,000,000 and the aggregate undrawn face amount of all letters of credit outstanding under the Bank Credit Agreement was approximately $36,250,000. The obligations of the Company under the Bank Credit Agreement are guaranteed by Fastenal Company Purchasing and Fastenal IP Company.

3.
Indebtedness of the Company to Metropolitan Life Insurance Company and/or affiliates under 2.00% Series A Senior Notes dated July 20, 2016. As of May 31, 2020, the aggregate principal amount outstanding under these notes was $40,000,000. The obligations of the Company under these notes are guaranteed by Fastenal Company Purchasing and Fastenal IP Company.

4.
Indebtedness of the Company to NYL Investors LLC and/or affiliates under 2.45% Series B Senior Notes dated July 20, 2016. As of May 31, 2020, the aggregate principal amount outstanding under these notes was $35,000,000. The obligations of the Company under these notes are guaranteed by Fastenal Company Purchasing and Fastenal IP Company.

5.
Indebtedness of the Company to Metropolitan Life Insurance Company and/or affiliates, NYL Investors LLC and/or affiliates, and PGIM, Inc. and/or affiliates under 3.22% Series C Senior Notes dated March 1, 2017. As of May 31, 2020, the aggregate principal amount outstanding under these notes was $60,000,000. The obligations of the Company under these notes are guaranteed by Fastenal Company Purchasing and Fastenal IP Company.

6.
Indebtedness of the Company to Metropolitan Life Insurance Company and/or affiliates under 2.66% Series D Senior Notes dated May 15, 2020. As of May 31, 2020, the aggregate principal amount outstanding under these notes was $75,000,000. The obligations of the Company under these notes are guaranteed by Fastenal Company Purchasing and Fastenal IP Company.

7.
Indebtedness of the Company to NYL Investors LLC and/or affiliates under 2.72% Series E Senior Notes dated May 15, 2020. As of May 31, 2020, the aggregate principal amount outstanding under these notes was $50,000,000. The obligations of the Company under these notes are guaranteed by Fastenal Company Purchasing and Fastenal IP Company.

Schedule 5.15
(to Master Note Agreement)